Exhibit 99.2

 May 5, 2022  Second Quarter 2022Financial Results

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2022, projected NFEPS growth rate, results of future rate cases, forecasted contribution of business segments to NJR’s NFE for fiscal 2022, customer growth at NJNG, future NJR and NJNG capital expenditures, projections of dividends and financing activities, infrastructure programs and investments such as IIP and energy efficiency programs, the ability to complete the Adelphia Gateway Pipeline project, and other legal and regulatory expectations.Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.Non-GAAP MeasuresThis presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and the impairment on NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin. Management uses NFE/net financial loss, utility gross margin and financial margin, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K, NJR’s Form 10-Q filed on May 5, 2022 and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measure, NFE/net financial loss, to the most directly comparable GAAP financial measure, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

     1  Second-Quarter FY 2022 HighlightsSteve Westhoven | President & CEO  2  Financial HighlightsRoberto Bel | SVP and CFO  3  Q&A Session  Agenda

 Second Quarter 2022 Summary  Quarterly Review  NJR reported EPS of $1.00 and NFEPS of $1.36* for Q2 Fiscal 2Q22      * A reconciliation from NFE to net income can be found in the Appendix on slide 18.      Construction 90% completed at Adelphia Gateway; flowing gas to its South Zone (serving the Philadelphia metro area)      CEV has an ~680 MW pipeline of projects under contract, construction or exclusivity through fiscal 2027      Increased FY 2022 NFEPS guidance to $2.30 - $2.40 from previously issued guidance of $2.20 - $2.30; driven by outperformance at Energy Services (“ES”)      New Jersey Natural Gas increased NFE by 28% to $102.8 million

 Increasing Fiscal 2022 NFEPS Guidance  Fiscal 2022 NFEPS Guidance by Segment  Guidance increase due to ES over-performance  Net Financial Earnings per Share  * NFEPS long-term annual growth projections are based on the original $2.20 - $2.30 guidance range for fiscal 2022, which excludes the effects of Energy Services’ over-performance   7-9% LONG-TERM ANNUAL GROWTH*

New Jersey Natural Gas

Solid Performance in First Full Quarter Since New Base Rates

Fiscal YTD Capital Expenditures*

~40% of capital expenditures earning a near real-time return


Maintenance
$49
IIP
$10
SAVEGREEN
$24
~$144M
Cost of
Removal/Other
$25**
New Customer
$23
IT
$13

- * Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations
- ** Facilities and RNG & P2G included in "Other" (detailed on Slide 13)

NJNG Customers

(in thousands)


568
2017
2018
2019
2020
2021
Through Q2
FY2022

Added 3,579 new customers YTD in fiscal 2022

Regulatory Updates

Developments in Q2 Fiscal 2022

- On March 31, 2022, NJNG filed its first rate recovery request for its BPU-approved Infrastructure Investment Program (IIP) for $25.6 million of estimated investments (including AFUDC)***

*** Includes rate recovery for capital expenditures from the IIP from November 30, 2020 through June 30, 2022

New Jersey Resources

5

CEV: Succeeding in an Evolving Solar Industry

Creating a Broader Opportunity Set for Projects

	2009 - 2019	2020 - 2023	Long-term Fundamentals Remain Strong
	Rapid Industry Growth	*Strategic Shift / Near-Term Delays / Regulatory Lag*	
Solar Industry	Nascent market	Policy transition, interconnect delays and supply chain bottlenecks are slowing down the ability to deploy capital in the short-term	Broader climate goals support continued investment across the solar market
	Solar market growth is driven by aggressive public policy and new market entrants	Core New Jersey market impacted by delayed implementation of the Solar Successor Program, TREC final project approvals, and the dual use incentive structure to develop solar on farmlands	
	New Jersey solar market expansion driven by favorable regulatory construct and SREC subsidy program	Surging demand for renewables has led to larger grid interconnection queues at PJM, creating delays in the approval process	
Clean Energy Ventures	Benefitted from early-mover advantage	Expanding solar footprint both within New Jersey and in neighboring states, with an initial focus on the Northeast	**CEV has built the largest pipeline in its history**
	Short development cycles: acquired "shovel-ready" projects in New Jersey from distribution partners	Enhancing development capabilities through direct insourcing, building internal expertise and greenfield efforts	
	Grew portfolio to over 350MW of installed capacity	Leverage scale and operating experience to manage assts efficiently	**Total pipeline has grown to ~680 MW through FY 2027**

New Jersey Resources

6

CEV: Robust Pipeline in Solar

Taking Advantage of a Considerable Decarbonization Opportunity

Installed Capacity of 371MW Plus... | **Pipeline of ~680 MW** | **Total of 1.1 GW**


MWs
1200
1000
800
600
400
200
0
In Service
Under Construction
Under Contract or Exclusivity
371
YTD FY2022
FY2022 - FY2024
FY2025-FY2026
FY2027 -

605MW
Under Contract or Exclusivity

75MW
Under Construction

Over $1B of investment to date

Unlevered returns in the mid-high single digits

New Jersey Resources

7

 $11.8M  2Q Fiscal 2022  8-13%  Clean Energy Ventures  8.9MW Milburn, NJ Floating Solar Array      CEV Revenue   New Project Innovation(Under Construction)  25.6MWMt. Olive, NJ    25.6-MW solar project, located in Mount Olive, New Jersey, transforms the former Combe Fill North Landfill Superfund site, into an income-generating, clean energy producing asset. The Mt. Olive Solar Field will provide clean power for over 4,000 homes.  With the completion of an 8.9MW facility in 2022, CEV will have developed the two largest floating solar arrays in the United States. Pictured above is the 4.4-MW floating solar system in Sayreville, New Jersey, the first in the state.           SRECs*  TRECs  Electricity Sales  Sunlight Advantage  * 100% of SREC revenues for fiscal 2022 and 98% of SREC revenues for fiscal 2023 are secured through our SREC hedging program ** Total change in PP&E (cash spent and capex accrued)   FY 2022E Capital Expenditures**  FY 2022E: $139 – 157M        FYTD Commercial Capex  FYTD Residential Capex  Q3 – Q4 Capex  Current New Jersey policy transition and interconnect delays at PJM are temporarily slowing our ability to deploy capital and will delay our in-service timeline for fiscal year 2022

Storage and Transportation: Adelphia Gateway

South Zone Conversion and Expansion Project

Project Updates

- 90% of total construction completed; expect completion by end of the year
- Nearly fully contracted
- TETCO Quakertown Interconnect, South Mainline, Tilghman Lateral and PECO metering stations recently placed into service
  - Now flowing gas to South Zone
  - Allows Kimberly Clark, in the Philadelphia metro area, to replace coal power generation with natural gas

Project Overview

- North zone: operational at acquisition – 600,000 Dth/d
- South zone: oil conversion and expansion; adding compression, laterals and interconnects – 250,000 Dth/d



In-service
New In-Service
Since 2/3/2022
Construction Ongoing
Martin's Creek Booster Compression
Sherry Lane Lateral
UGI Easton Road Interconnect
North Mainline
New Jersey
Texas Eastern
TETCO Quakertown Interconnect
Quakertown Compressor Station
Montgomery County
South Mainline
(oil to natural gas conversion)
Delaware County
Tilghman Lateral and PECO Interconnect
Parkway Lateral & Columbia Interconnect
Transco Meter Station
Marcus Hook Compressor Station

New Jersey Resources

9

 Financial ReviewRoberto BelSVP & Chief Financial Officer  10

 NJR Review of Fiscal 2Q22 NFE Changes  * A reconciliation of these non-GAAP measures can be found in the Appendix  ($ in Millions)  Fiscal 2Q21 – Consolidated NFE ($ in millions)  $ 170.6   NJNG  $ 22.2   Utility Gross Margin*  $ 44.4   O&M  $ (0.1)  Depreciation & Amortization (D&A)  $ (3.9)  Interest expense, AFUDC, Income Tax  $ (18.2)  Clean Energy Ventures  $ 2.4   Revenue  $ 5.4   O&M  $ (1.0)  D&A, Interest Expense and Other  $ (2.0)  Storage & Transportation  $ (0.1)  Operating Income  $ (1.0)  Equity in Earnings of Affiliates  $ (2.1)  Other  $ 3.0   Energy Services  $ (66.6)  Financial Margin*  $ (111.3)  Interest Expense, Income Tax and Other  $ 44.7   Home Services and Other   $ 1.7  Revenues  $ 0.4   Other   $ 1.3  Fiscal 2Q22 – Consolidated NFE ($ in millions)  $ 130.2

 NJR CEV – SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year, as of April 25, 2022  Percent Hedged  Average Price  Current Price (EY)  98%  $201  $238  Percent Hedged  Average Price  Current Price (EY)  99%  $203  $227  Percent Hedged  Average Price  Current Price (EY)  95%  $197  $215  Percent Hedged  Average Price  Current Price (EY)  81%  $189  $196  Percent Hedged  Average Price  Current Price (EY)  29%  $173  $180  Note: Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2022 begins on June 1, 2021, and ends on May 31, 2022

 NJR Capital Plan1  ($ in Millions)       1Q FY2022A  2Q FY2022A  YTDFY2022A    FY2021A  FY2022E      FY2023E      Near Real Time Return?  New Jersey Natural Gas  New Customer  $12  $11  $23    $65  $52   -  $56   $54   -  $58   Yes    Maintenance & Integrity  $27  $16  $49    $252  $125   -  $140   $114  -  $118       Cost of Removal / Other  $9  $18  $21    $66  $34   -  $38   $36   -  $40       Facilities  $1  $2  $3    $63  $8  -  $10  $26  -  $30      IT  $4  $9  $13    $9  $42   -  $52   $60   -  $64       IIP  $6  $4  $10    $9  $24   -  $28   $32   -  $36   Yes    RNG & P2G  $1  -  $1    $5   $1  -  $1   $35   -  $39       SAVEGREEN  $13  $11  $24    $31  $48   -  $52  $48   -  $52   Yes      $73  $71  $144    $499  $334   -  $377   $405   -  $437     Clean Energy Ventures  Sunlight Advantage  $2  $4  $6    $11  $14  -  $17  $14  -  $18      Commercial Solar  $30  $32  $62    $78  $125   -  $140  $110   -  $250         $32  $36  $68    $89  $139   -  $157  $124   -  $268     Storage and Transportation  Adelphia Gateway  $51  $38  $89    $113  $115   -  $130   $5   -  $10      Leaf River  $6  $4  $10    $11  $7   -  $11   $3   -  $7         $57  $42  $99    $124  $122   -  $141   $8   -  $17     Total    $162  $149  $311    $712  $595   -  $675  $537  -  $722      1Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations

 NJR Projected Cash Flows  ($ in Millions)      FY2021A  FY2022E      FY2023E      Cash Flow from Operations    $391  $265  -  $285  $430  -  $450  Uses of Funds  Capital Expenditures1  $625  $534  -  $610  $481  -  $658    Dividends2  $117  $127   -  $132   $135   -  $140     Total Uses of Funds  $742  $661  -  $742  $628  -  $736  Financing Activities  Common Stock Proceeds – DRIP  $15  -     -  -    -    Debt Proceeds/Other  $336   $396  -  $457  $198  -  $286    Total Financing Activities  $351   $396  -  $457  $198  -  $286  1- Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)2- Dividend growth for fiscal 2023 are based upon the midpoint of forecasted 7-9% growth rate

   Key TakeawaysSecond Quarter 2022      Raised guidance for FY 2022 due to better-than-expected performance from Energy Services    Adelphia Gateway is flowing gas to South Zone: allows substitution of coal power generation. Expect to complete construction by end of FY 2022    Solar project pipeline exceeds 680 MWs of projects under contract, construction or exclusivity  15    Maintain long-term NFE growth estimates despite any short-term delays in solar in-service timeline    Strong NFE performance at New Jersey Natural Gas

 Appendix  Leadership and Board of Directors  Reconciliation of NFE and NFEPS to Net Income for Q2 Fiscal 2022  Reconciliation of Non-GAAP Measures  Corporate and Equity Information  Second Quarter Fiscal 2022 NFE by Business Unit  Revenue Recognition for AMAs  NJR CEV – SREC Hedging by Fiscal Year  Raising FY 2022 NFE Guidance to $2.30 - $2.40 Per Share  Investor Value Proposition  Review of Fiscal YTD NFE Changes  16

 Second Quarter Fiscal 2022 NFE by Business Unit  ($ in 000s)   (Thousands)  Three Months Ended March 31,        Six Months Ended March 31,        2022  2021  Change    2022  2021  Change  New Jersey Natural Gas  $102,783  $80,541  $22,242    $153,863  $130,008  $23,855  Clean Energy Ventures  (6,491)  (8,872)  $2,381    $(13,312)  $(19,146)  $5,834  Storage and Transportation  4,625  4,711  $(86)    $7,587  $8,219  $(632)  Energy Services  29,940  96,528  $(66,588)    $47,507  $98,028  $(50,521)  Home Services and Other  (651)  (2,304)  $1,653    331  (1,848)  $2,179  Total  $130,206  $170,604  $(40,398)    $195,976  $215,261  $(19,285)  NFEPS  $1.36  $1.77  $(0.41)    $2.04  $2.24  $(0.20)

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses and the impairment of NJR's investment in the PennEast project, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

(Unaudited)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021	Six Months Ended March 31, 2022	Six Months Ended March 31, 2021
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income	**$ 96,035**	$ 149,809	**$ 207,347**	$ 230,854
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**42,022**	29,255	**(40,169)**	(8,235)
Tax effect	**(9,980)**	(6,954)	**9,556**	1,958
Effects of economic hedging related to natural gas inventory	**1,155**	(7,209)	**24,732**	(14,741)
Tax effect	**(274)**	1,713	**(5,877)**	3,503
Net income to NFE tax adjustment	**1,248**	3,990	**387**	1,922
Net financial earnings	**$ 130,206**	$ 170,604	**$ 195,976**	$ 215,261
Weighted Average Shares Outstanding				
Basic	**96,068**	96,248	**96,006**	96,181
Diluted	**96,516**	96,618	**96,480**	96,598
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings per share	**$ 1.00**	$ 1.56	**$ 2.16**	$ 2.40
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**$ 0.44**	$ 0.30	**$ (0.42)**	$ (0.09)
Tax effect	**$ (0.10)**	$ (0.08)	**$ 0.10**	$ 0.02
Effects of economic hedging related to natural gas inventory	**$ 0.01**	$ (0.07)	**$ 0.26**	$ (0.15)
Tax effect	**$ —**	$ 0.02	**$ (0.06)**	$ 0.04
Net income to NFE tax adjustment	**$ 0.01**	$ 0.04	**$ —**	$ 0.02
Basic NFE per share	**$ 1.36**	$ 1.77	**$ 2.04**	$ 2.24

New Jersey Resources

18

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,	
	2022	2021	**2022**	2021
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 463,812**	$ 310,167	**$ 738,584**	$ 505,896
Less:				
Natural gas purchases	**215,223**	118,452	**339,817**	177,761
Operating and maintenance (1)	**26,748**	26,281	**39,889**	51,106
Regulatory rider expense	**30,910**	18,413	**47,581**	29,114
Depreciation and amortization	**23,344**	19,475	**46,237**	38,644
Gross margin	**167,587**	127,546	**265,060**	209,271
Add:				
Operating and maintenance (1)	**26,748**	26,281	**39,889**	51,106
Depreciation and amortization	**23,344**	19,475	**46,237**	38,644
Utility gross margin	**$ 217,679**	$ 173,302	**$ 351,186**	$ 299,021
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 412,645**	$ 462,569	**$ 781,889**	$ 692,046
Less:				
Natural Gas purchases	**411,146**	330,280	**689,833**	504,117
Operating and maintenance (1)	**3,978**	20,924	**7,247**	24,608
Depreciation and amortization	**32**	13	**60**	55
Gross margin	**(2,511)**	111,352	**84,749**	163,266
Add:				
Operating and maintenance (1)	**3,978**	20,924	**7,247**	24,608
Depreciation and amortization	**32**	13	**60**	55
transactions	**40,446**	29,348	**(45,201)**	(9,433)
Effects of economic hedging related to natural gas inventory	**1,155**	(7,209)	**24,732**	(14,741)
Financial margin	**$ 43,100**	$ 154,428	**$ 71,587**	$ 163,755

(1) Excludes certain selling, general and administrative expenses

New Jersey Resources

19

 Review of Fiscal 2022 YTD NFE Changes  * A reconciliation of these non-GAAP measures can be found in the Appendix  ($ in Millions)  YTD Fiscal 2021 – Consolidated NFE ($ in millions)  $ 215.3   NJNG  $ 23.9   Utility Gross Margin*  $ 52.2   O&M  $ 7.1   Depreciation & Amortization (D&A)  $ (7.6)  Interest expense, AFUDC, Income Tax  $ (27.8)  Clean Energy Ventures  $ 5.8   Revenue  $ 9.2   O&M  $ (0.7)  D&A, Interest Expense and Other  $ (2.7)  Storage & Transportation  $ (0.6)  Operating Income  $ (2.8)  Equity in Earnings of Affiliates  $ (4.3)  Other  $ 6.5   Energy Services  $ (50.5)  Financial Margin*  $ (111.3)  Interest Expense, Income Tax and Other  $ 60.8   Home Services and Other  $ 2.1   Revenues  $ 1.8   Other   $ 0.3  YTD Fiscal 2022 – Consolidated NFE ($ in millions)  $ 196.0

Raising FY 2022 NFE Guidance to $2.30 - $2.40 Per Share

NFE Expected Segment Contributions

	FY2022E
NJNG	60%-62%
CEV	17%-20%
S&T	5%-8%
ES*	13%-15%
HS & Other	~0%-1%

FY2022 Expected NJNG Utility Gross Margin Distribution



Q3E ~17%
Q4E ~13%
Q1E ~27%
Q2E ~43%

FY2022 Expected CEV Revenue Distribution



Q4E ~75%
Q1E ~8%
Q2E ~9%
Q3E ~8%

FY2022 Expected ES Financial Margin Distribution



Q3E (~11%)
Q4E (~8%)
Q1E ~47%
Q2E ~72%

New Jersey Resources

* Forecasted NFE projection for remainder of fiscal 2022 only considers contributions from AMA

21

 NJR CEV – SREC Hedging by Fiscal Year  As of April 25, 2022  Percent Hedged  Average Price  Current Price (FY)  100%  $203  $235  Percent Hedged  Average Price  Current Price (FY)  98%  $201  $223  Percent Hedged  Average Price  Current Price (FY)  91%  $193  $208  Percent Hedged  Average Price  Current Price (FY)  58%  $190  $191  Percent Hedged  Average Price  Current Price (EY)  29%  $173  $180

 Revenue Recognition for AMAs        The Transaction: AMAs feature initial and permanent capacity releases with cash payments throughout  The Accounting: ASC 606 revenue recognition standard requires that revenue be allocated to both the initial and permanent releases  The Result: Disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032    Revenue Recognition*   Cash  Fiscal Years 2022 – 2024  $239  $261        Fiscal Years 2025 – 2031  $138  $240  Fiscal Year 2032  $124  $0    $262  $240        Total  $501  $501  * Revenue recognition for FY2022 is expected to be $53.1 million, of which $22.1 million was recognized in fiscal Q1 2022 and $10.3M recognized in fiscal Q2 2022. Additionally, in fiscal Q1 2022, NJR received this year’s cash payment of $86.8 million.  ($ in Millions)

 Investor Value Proposition  ~3% Dividend Yield1  7%-9% Long-term NFE Growth  ~10%-12% Total Shareholder Return  1Based on dividend per share of $1.45 and closing share price of $43.83 on 5/3/2022

Leadership and Board of Directors

Executive Officers

Stephen D. Westhoven
President and Chief Executive Officer
New Jersey Resources

Sean Annitto
Vice President
NJR Energy Services

Roberto Bel
Senior Vice President and Chief Financial Officer
New Jersey Resources

John Bremner
Vice President – NJR Midstream
New Jersey Resources

Amy Cradic
Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs
New Jersey Resources

David Johnson
Vice President – Corporate Business Development
New Jersey Resources

Mark G. Kahrer
Senior Vice President – Regulatory Affairs, Marketing and Energy Efficiency
New Jersey Natural Gas

James Kent
Vice President – Corporate Risk Management
New Jersey Resources

Thomas J. Massaro Jr.
Senior Vice President – NJR Retail
President – NJR Home Services

Patrick Migliaccio
Senior Vice President and Chief Operating Officer
New Jersey Natural Gas

Amanda Mullan
Senior Vice President and Chief Human Resources Officer
New Jersey Resources

Robert Pohlman
Vice President - Strategy, Communications, Government Relations and Policy

Richard Reich
Senior Vice President, General Counsel and Corporate Secretary, New Jersey Resources

Ginger P. Richman
Vice President
NJR Midstream Services

Kraig Sanders
Vice President - Operations
New Jersey Natural Gas

Daniel Sergott
Treasurer
New Jersey Resources

Jacqueline K. Shea
Vice President and Chief Information Officer
New Jersey Resources

Mark F. Valori
Vice President
NJR Clean Energy Ventures

John B. Wyckoff
Vice President - Energy Delivery
New Jersey Natural Gas

Directors

Gregory E. Aliff*
Partner, Deloitte & Touche LLP (Retired)

Donald L. Correll*,**
President and CEO (Retired), American Water

James H. DeGraffenreidt Jr.*
Chairman and CEO, WGL Holdings, Inc. (Retired)

Robert B. Evans*
President and CEO, Duke Energy Americas (Retired)

M. Susan Hardwick*
President and CEO of American Water Works Company, Inc.

Jane M. Kenny*
SVP and Managing Director, The Whitman Strategy Group

Thomas C. O'Connor*
Chairman, President and CEO, DCP Midstream, LLC (Retired)

Sharon C. Taylor*
SVP, Human Resources, Prudential Financial (Retired)

David A. Trice*
President and CEO (Retired), Newfield Exploration Company

Stephen D. Westhoven
President and CEO, NJR

George R. Zoffinger*
President and CEO, Constellation Capital Corporation

* Independent Directors
** Chairman of the Board

New Jersey Resources

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Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
1155 Long Island Avenue, Edgewood, NY 11717

Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Last Four Dividends as of May 2022 (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
06/14/2022	6/15/2022	7/1/2022	$0.3625*
3/15/2022	3/16/2022	4/1/2022	$0.3625
12/14/2021	12/15/2021	1/3/2022	$0.3625
9/17/2021	9/20/2021	10/01/2021	$0.3625

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Dennis Puma – Director, Investor Relations
732-938-1229
dpuma@njresources.com

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

New Jersey Resources

* Declared on April 20, 2022

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